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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 2003

                            Kimco Realty Corporation

               (Exact Name of Registrant as Specified in Charter)

          Maryland                           1-10899              13-2744380
       --------------                    ---------------     -------------------
(State or Other Jurisdiction of            (Commission        (I.R.S. Employer
        Incorporation)                     File Number)      Identification No.)

                             3333 New Hyde Park Road
                       New Hyde Park, New York 11042-0020

                    (Address of Principal Executive Offices)

                              --------------------

                                 (516) 869-9000

              (Registrant's telephone number, including area code)

                              --------------------



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ITEM 5. Other Events and Required FD Disclosure.

Exhibit

         1. Unanimous Written Consent of the Board of Directors of Kimco Realty Corporation, dated April 7, 2003, adopting the First Amendment to the 1998 Equity Participation Plan.







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 16, 2003                   KIMCO REALTY CORPORATION
                                        (registrant)


                                        By:  /s/ Glenn G. Cohen
                                            ----------------------------------
                                        Name: Glenn G. Cohen
                                        Its: Vice President-Treasurer





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